UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 28, 2007

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                        WATERMARK INVESTORS REALTY TRUST
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             (Exact name of Registrant as Specified in its Charter)

           Texas                          0-6103                75-1372785
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(State or other Jurisdiction of       (Commission File        (IRS Employer
Incorporation or Organization)             Number)          Identification No.)

    100 N. Tryon Street, Suite 5500
       Charlotte, North Carolina                           28202
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Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (704) 343-9334


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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01         OTHER EVENTS

     On February 28, 2007, Watermark Investors Realty Trust, a Texas real estate investment trust ("Watermark" or the "Trust"), agreed to pay to the City of Houston (the "City") an amount equal to $61,628.95 in settlement of the City's claims of delinquent ad valorem taxes, plus interest and penalties, owed by Watermark Texas 1, Inc., a Maryland corporation and wholly-owned subsidiary of the Trust ("Watermark Texas") with respect to the real property owned by Watermark Texas located on Parker Road in Houston, Harris County, Texas (the "Parker Road Property"). This claim by the City arose from certain taxes on the Parker Road Property that were never paid by a previous owner of the Parker Road Property and due to a discrepancy in the acreage of the Parker Road Property actually owned by Watermark Texas. Watermark Texas has historically paid taxes with respect to its ownership of 3.09 acres of real property, rather than the
4.5 acres of real property owned of record by Watermark Texas.

     On February 28, 2007, the Trust executed a Promissory Note made in favor of Abbestate Holding, Inc., a Delaware corporation ("Abbestate Holding"), for the principal amount of $75,000 and interest payable at a rate of 12% per annum. The funds borrowed from Abbestate Holding by the Trust pursuant to this Promissory Note were used to pay the taxes to the City.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.                                  Description
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    99.1            Promissory Note dated February 28, 2007 made in favor of
                    Abbestate Holding, Inc. by Watermark Investors Realty Trust.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WATERMARK INVESTORS REALTY TRUST


                                      By:   /s/ David S. Givner
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                                            David S. Givner
Date:  March 6, 2007                        Trustee, President and Treasurer


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